Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

This FIRST AMENDMENT, dated as of August 23, 2016 (this “Agreement”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 4, 2015 (the “Existing Credit Agreement”), among SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, a Delaware corporation (the “Borrower”), the lenders party thereto and CITIBANK, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”) (capitalized terms used but not defined herein having the meaning provided in the Existing Credit Agreement).  Citibank, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PNC Capital Markets LLC, SunTrust Robinson Humphrey, Inc., US Bank National Association and Wells Fargo Bank, National Association, have been appointed to act as joint lead arrangers and joint bookrunner in connection with this Agreement (in such capacities, the “Arrangers”).

W I T N E S S E T H

WHEREAS, pursuant to the Existing Credit Agreement, the Existing Term Lenders (as defined below) have made Term Advances to the Borrower, the Existing Tranche B Incremental Lenders (as defined below) have made Tranche B Incremental Loans to the Borrower and the Existing Revolving Credit Lenders (as defined below) have extended credit to the Borrower in the form of Revolving Credit Commitments, in each case, on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended (as so amended, the “Amended Credit Agreement”), to provide for, among other things:

(a)

the extension of the maturity date of the Term Advances outstanding immediately prior to the First Amendment Effective Date (as defined below) (the “Existing Term Advances”) to the date that is five years after the First Amendment Effective Date (and, to the extent any additional Term Advances are made after the First Amendment Effective Date, the maturity date of such Term Advances shall be the date that is five years after the First Amendment Effective Date);

(b)

the extension of the Termination Date of the Revolving Credit Commitments (including the Revolving Credit Commitments outstanding immediately prior to the First Amendment Effective Date (the “Existing Revolving Credit Commitments”)) and the maturity date of any Revolving Credit Advances (including any such advances that may be outstanding immediately prior to the First Amendment Effective Date (the “Existing Revolving Credit Advances”)), in each case to the date that is five years after the First Amendment Effective Date;

(c)

the reduction of the interest margin for the Tranche B Incremental Loans (including the Tranche B Incremental Loans outstanding immediately prior to the First Amendment Effective Date (the “Existing Tranche B Incremental Loans”)), the Term Advances (including the Existing Term Advances) and any Revolving Credit Advances; and

(d)	the modification of certain covenants and other provisions, as reflected herein;

WHEREAS, (x) each lender holding Existing Term Advances (each, an “Existing Term Lender”) and each lender holding Existing Revolving Credit Commitments (each, an “Existing Revolving Credit Lender”) that executes and delivers a signature page to this Agreement as a “Continuing Lender” (each, a “Continuing Term Lender” or “Continuing Revolving Credit Lender”, respectively) at or prior to 5:00 p.m., New York City time, on August 17, 2016 (the “Pro Rata Signing Date and Time”) and (y) and each lender holding Existing Tranche B Incremental Loans (each, an “Existing Tranche B Incremental Lender”) that executes and delivers a signature page to this Agreement as a “Continuing Lender” (each, a “Continuing Tranche B Incremental Lender”, and together with the Continuing Term Lenders and the Continuing Revolving Credit Lenders, the “Continuing Lenders”) at or prior to 5:00 p.m., New York City time, on August 15, 2016 (the “TLB Signing Date and Time”) will, in each case, have agreed to the terms of this Agreement upon the effectiveness of this Agreement on the First Amendment Effective Date.  Each Existing Term Lender, Existing Tranche B Incremental Lender and Existing Revolving Credit Lender that does not execute and deliver a signature page to this Agreement at or prior to the Pro Rata Signing Date and Time or the TLB Signing Date and Time, as applicable (each, a “Departing Term Lender”, “Departing Tranche B Incremental Lender” or “Departing Revolving Credit Lender”, respectively), will be deemed not to have agreed to this Agreement, and will be subject to the mandatory assignment provisions of Section 2.18(b) of the Amended Credit Agreement upon the effectiveness of this Agreement on the First Amendment Effective Date (it being understood that the interests, rights and obligations of the Departing Term Lenders, the Departing Tranche B Incremental Lenders and the Departing Revolving Credit Lenders under the Loan Documents will be assumed by the applicable financial institutions set forth on Schedule I hereto under the caption “New Term Lenders”, “New Tranche B Incremental Lender” or “New Revolving Credit Lenders”, respectively (each, a “New Lender”), in each case in accordance with Section 2.18(b) of the Amended Credit Agreement and Section 2 hereof); and

WHEREAS, in accordance with Section 2.23(b) of the Existing Credit Agreement, the Borrower has requested that the financial institutions set forth on Schedule II hereto (the “Additional 2016 Term Lenders”) make Incremental Term Advances in the form of additional Term Advances in an aggregate principal amount equal to $131,591,437.50 (the “Additional 2016 Term Advances”) which shall become part of the existing Class of Term Advances (after giving effect to the amendments thereto effected hereby), and in connection therewith, the Borrower has requested, and Administrative Agent, Collateral Agent and the Additional 2016 Term Lenders have agreed, to modify certain terms and provisions of the Existing Credit Agreement on the terms and subject to the conditions contained in this Agreement in accordance with Section 2.23(b)(iv) of the Existing Credit Agreement.  For the avoidance of doubt, the Additional 2016 Term Advances shall not be Specified Incremental Tranche A Advances.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Amendment of the Existing Credit Agreement.  Effective as of the First Amendment Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a) The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement:

“Additional 2016 Term Advances” means the additional Term Advances (which shall be implemented as an increase to the Term Facility and shall have identical terms as the other Term Advances after giving effect to the First Amendment) made by the Additional 2016 Term Lenders to the Borrower pursuant to the First Amendment.  The aggregate principal amount of the Additional 2016 Term Advances as of the First Amendment Effective Date is $131,591,437.50.

“Additional 2016 Term Commitment” means as to any Additional 2016 Term Lender, the Dollar amount set forth opposite such Lender’s name on Schedule II of the First Amendment as such Lender’s “Additional 2016 Term Commitment”, which Additional 2016 Term Commitment shall automatically terminate upon the earlier to occur of (x) the initial funding of the Additional 2016 Term Advances on the First Amendment Effective Date and (y) 11:59 p.m., New York City time, on August 23, 2016.

“Additional 2016 Term Lender” means, at any time, each Lender with an Additional 2016 Term Commitment or an outstanding Additional 2016 Term Advance.

“Available Amount Basket” means, at any time of determination (any such time, the applicable “Reference Time”), an amount equal to, without duplication:

(x) the sum of:

(i) $70,000,000; plus

(ii) the Borrower’s Aggregate Excess Cash Flow Share; plus

(iii) the Net Cash Proceeds of any Qualified Equity Issuance received by the Borrower after the First Amendment Effective Date and prior to the Reference Time and at such time Not Otherwise Applied; plus

(iv) the Net Cash Proceeds of any Indebtedness of the Borrower or any Subsidiary of the Borrower owed or issued to any Person (other than the Borrower or any Subsidiary of the Borrower) that has been incurred or issued after the First Amendment Effective Date and prior to the Reference Time and subsequently exchanged or converted into a Qualified Equity Issuance and at such time Not Otherwise Applied; plus

(v) the aggregate amount of cash and Cash Equivalents received by the Borrower or any of its Subsidiaries from any sale of any Investment (other than to the Borrower or any Subsidiary of the Borrower) and cash and Cash

Equivalent returns, profits, distributions and similar amounts received by the Borrower or any Subsidiary of the Borrower on Investments, in each case (A) solely with respect to Investments made in a Person that is not the Borrower or any Subsidiary of the Borrower using the Available Amount Basket and (B) to the extent (1) not already included in Consolidated Net Income, (2) not in excess of the original Investment made using the Available Amount Basket and (3) at such time Not Otherwise Applied;

minus:

(y) all or any portion of the Available Amount Basket that has been applied prior to the Reference Time to make Investments, Restricted Payments or prepayments, redemptions, purchases, defeasements or other satisfactions of Junior Financing prior to the scheduled maturity thereof.

“Bail-In Action” means, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Borrower’s Aggregate Excess Cash Flow Share” means, as of any Reference Time and with respect to each fiscal year of the Borrower for which a compliance certificate has been delivered pursuant to Section 5.01(i)(i) as of such Reference Time (commencing with the fiscal year ending on or about February 3, 2017), an aggregate amount (in no event less than zero) equal to the sum, for each such fiscal year, of (i) the Borrower’s Retained Percentage for such fiscal year multiplied by (ii) Excess Cash Flow for such fiscal year.

“Borrower’s Retained Percentage” means, with respect to any fiscal year of the Borrower, (a) 100% minus (b) the Excess Cash Flow Percentage with respect to such fiscal year.

“Disqualified Equity Interest” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other accrued and payable Obligations), (b) is redeemable at the option of the holder thereof (other than solely for Equity Interests that do not constitute Disqualified Equity

Interests and cash in lieu of fractional shares of such Equity Interests and except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other accrued and payable Obligations), in whole or in part, (c) requires scheduled cash payments of dividends or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in the case of clauses (a) through (d), prior to the date that is 91 days after the latest maturity or expiration date applicable to any Term Advance, Tranche B Incremental Loan, Revolving Credit Advance, Revolving Credit Commitment or Incremental Advance that is outstanding at any date of determination.  Notwithstanding the preceding sentence, (A) if such Equity Interest is issued pursuant to any plan for the benefit of directors, officers, employees, members of management, managers or consultants or by any such plan to such directors, officers, employees, members of management, managers or consultants, in each case in the Ordinary Course of Business of the Borrower or its Subsidiaries, such Equity Interest shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the issuer thereof in order to satisfy applicable statutory or regulatory obligations, and (B) no Equity Interest held by any future, present or former employee, director, officer, manager, member of management or consultant (or their respective Affiliates or immediate family members) of the Borrower (or any Subsidiary of the Borrower) shall be considered a Disqualified Equity Interest because such Equity Interest is redeemable or subject to repurchase pursuant to any management equity subscription agreement, stock option, stock appreciation right or other stock award agreement, stock ownership plan, put agreement, stockholder agreement or similar agreement that may be in effect from time to time.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“First Amendment” shall mean that certain First Amendment to the Second Amended and Restated Credit Agreement, dated as of the First Amendment Effective Date, among the Borrower, the Continuing Lenders, the New Lenders, the Additional 2016 Term Lenders, the Administrative Agent and each Issuing Bank.

“First Amendment Effective Date” means August 23, 2016.

“Not Otherwise Applied” means, with reference to any proceeds of any transaction or event or of the Available Amount Basket that is proposed to be applied to a particular use or transaction, that such amount (a) was not required to prepay Loans under Section 2.10(b) and (b) has not previously been (and is not simultaneously being) applied to anything other than such particular use or transaction.

“Qualified Equity Issuance” means any issuance of Equity Interests (other than any Disqualified Equity Interests) by the Borrower (but excluding any issuances of Equity Interests to any Subsidiary of the Borrower).

“Reference Time” has the meaning specified in the definition of Available Amount Basket.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) The definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:

““Applicable Margin” means, as of any date, (a) with respect to Tranche B Incremental Loans, (i) for any day up to (but excluding) the  First Amendment Effective Date, (x) for such Loans in the form of Eurocurrency Rate Advances, 3.00% per annum and (y) for such Loans in the form of Base Rate Advances, 2.00% per annum, and (ii) for any day from (and including) the First Amendment Effective Date and thereafter, (x) for such Loans in the form of Eurocurrency Rate Advances, 2.50% per annum and (y) for such Loans in the form of Base Rate Advances, 1.50% per annum, and (b) with respect to any Term Advance or Revolving Credit Advance, (i) for any day up to (but excluding) the First Amendment Effective Date, a percentage per annum determined by reference to the Leverage Ratio at the end of the most recent fiscal quarter of the Borrower as set forth below:

Leverage Ratio	Applicable Margin for Eurocurrency Rate Advances	Applicable Margin for Base Rate Advances

Level 1 < 1.50:1.00	1.500%	0.500%
Level 2 < 2.00:1.00 but ≥ 1.50:1.00	1.750%	0.750%
Level 3 < 2.50:1.00 but ≥ 2.00:1.00	2.250%	1.250%
Level 4 ≥ 2.50:1.00	2.750%	1.750%

and (ii) for any day from (and including) the First Amendment Effective Date and thereafter, a percentage per annum determined by reference to the Leverage Ratio at the end of the most recent fiscal quarter of the Borrower as set forth below:

Leverage Ratio	Applicable Margin for Eurocurrency Rate Advances	Applicable Margin for Base Rate Advances
Level 1 < 1.50:1.00	1.500%	0.500%
Level 2 < 2.00:1.00 but ≥ 1.50:1.00	1.750%	0.750%
Level 3 < 3.00:1.00 but ≥ 2.00:1.00	2.000%	1.000%
Level 4 ≥ 3.00:1.00	2.250%	1.250%

The Leverage Ratio shall be determined on the basis of the most recent certificate of the Borrower to be delivered pursuant to Section 5.01(i) for the most recently ended fiscal quarter or fiscal year and any change in the Leverage Ratio shall be effective one Business Day after the date on which the Agent receives such certificate; provided, that for so long as the Borrower has not delivered such certificate when due pursuant to Section 5.01(i), the Leverage Ratio shall be deemed to be at Level 4 until the respective certificate is delivered to the Agent.”

(c) The definition of “Applicable Percentage” is hereby amended and restated in its entirety to read as follows:

““Applicable Percentage” means, as of any date, (x) for any day up to (but excluding) the First Amendment Effective Date, a percentage per annum determined by reference to the Leverage Ratio at the end of the most recent fiscal quarter of the Borrower as set forth below:

Leverage Ratio	Applicable Percentage
Level 1 < 1.50:1.00	0.250%
Level 2 < 2.00:1.00 but ≥ 1.50:1.00	0.300%
Level 3 < 2.50:1.00 but ≥ 2.00:1.00	0.350%
Level 4 ≥ 2.50:1.00	0.500%

and (y) for any day from (and including) the First Amendment Effective Date and thereafter, a percentage per annum determined by reference to the Leverage Ratio at the end of the most recent fiscal quarter of the Borrower as set forth below:

Leverage Ratio	Applicable Percentage
Level 1 < 1.50:1.00	0.300%
Level 2 < 2.00:1.00 but ≥ 1.50:1.00	0.350%
Level 3 < 3.00:1.00 but ≥ 2.00:1.00	0.400%
Level 4 ≥ 3.00:1.00	0.400%

The Leverage Ratio shall be determined on the basis of the most recent certificate of the Borrower to be delivered pursuant to Section 5.01(i) for the most recently ended fiscal quarter or fiscal year and any change in the Leverage Ratio shall be effective one Business Day after the date on which the Agent receives such certificate; provided that for so long as the Borrower has not delivered such certificate when due pursuant to

Section 5.01(i), the Leverage Ratio shall be deemed to be at Level 4 until the respective certificate is delivered to the Agent.”

(d) The definition of “Co-Documentation Agents” is hereby amended by inserting “ and, on and after the First Amendment Effective Date, Capital One, N.A., JPMorgan Chase Bank, N.A., TD Bank, N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Sumitomo Mitsui Banking Corporation” immediately before the period at the end of such definition.

(e) The definition of “Defaulting Lender” is hereby amended by (i) deleting the word “or” that appears at the end of clause (iv) of such definition and (ii) inserting the following phrase immediately after the phrase “disaffirm any contracts or agreements made with such Lender”:

“, or (vi) has, or has a direct or indirect parent that has, become the subject of a Bail-In Action”

(f) The definition of “EBITDA” is hereby amended and restated in its entirety to read as follows:

““EBITDA” means, for any Person and for any period, an amount equal to the Consolidated Net Income of such Person and its Consolidated Subsidiaries for such period plus without duplication and, (except in the case of clauses (j) and (m) below) to the extent deducted in the calculation of Consolidated Net Income, (a) Interest Expense of such Person and its Consolidated Subsidiaries for that period plus (b) the aggregate amount of Consolidated federal and state taxes on or measured by income of such Person and its Consolidated Subsidiaries for that period whether or not payable during that period plus (c) Consolidated depreciation, amortization and all other noncash items including non-cash compensation and impairment charges of such Person and its Consolidated Subsidiaries for that period minus (d) any gains attributable to the sale of assets outside the Ordinary Course of Business plus (e) any losses attributable to the sale of assets outside the Ordinary Course of Business plus (f) one-time costs and expenses related to the Acquisition and any other transactions in connection therewith, including any reorganization expenses, plus (g) transaction fees and expenses related to any issuance of Equity Interests or incurrence of Indebtedness permitted under this Agreement (in each case whether or not consummated) plus (h) one-time costs and expenses related to any Permitted Acquisition (in each case whether or not consummated) plus (i) any earn-out obligation expense incurred in connection with any Permitted Acquisition or other permitted Investment made in compliance with Section 5.03(j) plus (j) the amount of any fee, cost, expense or reserve to the extent actually reimbursed or reimbursable by third parties pursuant to indemnification or reimbursement provisions or similar agreements or insurance; provided that such Person in good faith expects to receive reimbursement for such fee, cost, expense or reserve within the next four fiscal quarters (it being understood that to the extent not actually received within such fiscal quarters, such reimbursement amounts shall be deducted in calculating EBITDA for the fiscal quarter immediately following such four fiscal quarter period) plus (k) to the extent not otherwise included in the determination of EBITDA for such period, the amount of any proceeds of any business interruption insurance policy representing the earnings for such period that such proceeds are intended to replace (whether or not then received) so long as such Person in good faith expects to receive such proceeds within the next four fiscal quarters (it being understood that to the extent not actually received within such period such reimbursement amounts so added back but not so received shall be deducted in calculating EBITDA for the fiscal quarter immediately following such four fiscal quarter period) plus (l) (i) restructuring charges and related charges, accruals or reserves; and business optimization expense and related charges or expenses, including costs related to the opening, closure and/or consolidation of offices and facilities, retention charges, contract termination costs, recruiting and signing bonuses and expenses, systems establishment costs, conversion costs and consulting fees relating to the foregoing plus (ii) pro forma “run rate” cost savings, operating expense reductions and synergies (net of actual amounts realized) related to Permitted Acquisitions and other Investments, Dispositions and other Specified Transactions (including, if continuing to be applicable for Specified Transactions occurring prior to the First Amendment Effective Date), cost savings initiatives and other similar initiatives that are reasonably identifiable, factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) and realized with 18 months after such Permitted Acquisition or other Investment, Disposition or other Specified Transactions, cost savings initiative or other initiative (provided that the aggregate amount of add backs made pursuant to clauses (f), (h), and (l)  above for any Test Period shall not exceed an amount equal to 15% of EBITDA for the period of four consecutive fiscal quarters most recently ended prior to the determination date (and such determination shall be made prior to the making of, and without giving effect to, any adjustments pursuant to clauses (f), (h), and (l) above)); plus (m)(i) any losses or charges (and minus any gains) attributable to the early extinguishment of Indebtedness (and the termination of any associated Hedge Agreements or other derivative instruments) and (ii) any write-offs or amortizations made in such period of deferred financing costs and premiums paid or other expenses or charges incurred directly in connection with any early extinguishment of Indebtedness, and minus (n) any items of income or loss in respect of equity in the income or loss of unconsolidated affiliates or minority interests in the income or loss of Consolidated Subsidiaries in each case as determined in accordance with GAAP, it being understood that any items of loss or expense would be added to and any items of gain or income would be deducted from Consolidated Net Income for the purpose of determining EBITDA.”

(g) The definition of “Excess Cash Flow” is hereby amended and restated in its entirety to read as follows:

““Excess Cash Flow” means, for any fiscal year of the Borrower, the excess of (a) the sum, without duplication, of (i) EBITDA for such fiscal year and (ii) reductions to noncash working capital of the Borrower and its Subsidiaries for such fiscal year (i.e., the absolute value of the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year; provided that, for purposes of calculating Excess Cash Flow, increases or decreases in working capital shall exclude (A) any changes in Current Assets or Current Liabilities solely as a result of acquisitions or Dispositions by the Borrower and its Subsidiaries during the applicable period and

(B) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent) over (b) the sum, without duplication, of (i) the amount of any Taxes payable in cash by the Borrower and its Subsidiaries with respect to such fiscal year, (ii) Interest Expense for such fiscal year paid in cash, (iii) Capital Expenditures made in cash during such fiscal year, except to the extent financed with the proceeds of Indebtedness (other than a Revolving Credit Advance), equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in EBITDA, (iv) permanent repayments of Indebtedness (other than mandatory prepayments of Advances under Section 2.10(b) or optional prepayments or repurchases of Advances pursuant to Section 2.10(a)) made in cash by the Borrower or any of its Subsidiaries during such fiscal year, but only to the extent that the Indebtedness so prepaid by its terms cannot be reborrowed or redrawn and such prepayments do not occur in connection with a refinancing of all or any portion of such Indebtedness, (v) additions to noncash working capital for such fiscal year (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year), (vi) any Restricted Payments permitted under Section 5.03(h)(ii), 5.03(h)(iii) and 5.03(h)(iv), in each case made in cash by the Borrower during such fiscal year, (vii) cash consideration paid during such fiscal year by the Borrower or any of its Subsidiaries to make Permitted Acquisitions or other Investments in third parties (other than any Subsidiary) permitted under Section 5.03(j) (except to the extent funded with the proceeds of Indebtedness, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in EBITDA), (viii) the aggregate amount of expenditures actually made by the Borrower or any of its Subsidiaries in cash during such periods to the extent that such expenditures are not expensed or deducted (or exceed the amount expensed or deducted) in calculating EBITDA for such period, and (ix) all other amounts added back to Consolidated Net Income for the purposes of calculating EBITDA to the extent paid in cash during such fiscal year.”

(h) The definition of “Incremental Facility Amount” is hereby amended to add the phrase “in each case other than to the extent established pursuant to the First Amendment” immediately after the phrase “pursuant to Section 2.23(b)”.

(i) Clause (b) of the definition of “Net Cash Proceeds” is hereby amended to add “or any Qualified Equity Issuance” immediately after “Indebtedness for borrowed money”.

(j) The definition of “Revolving Credit Commitment” is hereby amended and restated in its entirety to read as follows:

““Revolving Credit Commitment” means as to any Lender (a) the Dollar amount set forth opposite such Lender’s name on Schedule I hereto as such Lender’s “Revolving Credit Commitment”, (b) if such Lender has become a Revolving Credit Lender hereunder pursuant to an Assumption Agreement, the Dollar amount set forth in such Assumption Agreement, as such Lender’s “Revolving Credit Commitment” or (c) if such Lender has entered into an Assignment and Assumption, the Dollar amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(d), as such Lender’s “Revolving Credit Commitment”, as such amount may be reduced pursuant to Section 2.05 or increased pursuant to Section 2.23.  The aggregate amount of the

Lenders’ Revolving Credit Commitments as of the First Amendment Effective Date is $200,000,000.  Unless the context shall otherwise require, the term “Revolving Credit Commitments” shall include any Incremental Revolving Credit Commitments.”

(k) The definition of “Secured Cash Management Obligations” is hereby amended and restated in its entirety to read as follows:

““Secured Cash Management Obligations” means the due and punctual payment and performance of any and all obligations of each Loan Party (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) arising in respect of Cash Management Services that (a) are owed to the Agent, the Arrangers or an Affiliate of any of the foregoing, or to any Person that, at the time such obligations were incurred, was the Agent, the Arrangers or an Affiliate of any of the foregoing, (b) were owed on the Tranche B Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the Tranche B Effective Date, (c) were owed on the First Amendment Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the First Amendment Effective Date or (d) are owed to a Person that was a Lender or an Affiliate of a Lender at the time such obligations were incurred.”

(l) The definition of “Secured Hedging Obligations” is hereby amended and restated in its entirety to read as follows:

““Secured Hedging Obligations” means the due and punctual payment and performance of any and all obligations of each Loan Party (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) arising in respect of Hedge Agreements that (a) are owed to the Agent, the Arrangers or an Affiliate of any of the foregoing, or to any Person that, at the time such obligations were incurred, was the Agent, the Arrangers or an Affiliate of any of the foregoing, (b) were owed on the Tranche B Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the Tranche B Effective Date, (c) were owed on the First Amendment Effective Date to a Person that was a Lender or an Affiliate of a Lender as of the First Amendment Effective Date or (d) are owed to a Person that was a Lender or an Affiliate of a Lender at the time such obligations were incurred; provided that Secured Hedging Obligations shall not include any Excluded Swap Obligations.”

(m) The definition of “Term Advance” is hereby amended and restated in its entirety to read as follows:

““Term Advance” means an advance by a Term Lender to the Borrower under the Term Facility and refers to a Base Rate Advance or a Eurocurrency Rate Advance (each of which shall be a “Type” of Term Advance).  Unless the context shall otherwise require, “Term Advances” shall include the Term Advance Increase, the Additional 2016 Term Advances and any other Incremental Term Advances (other than any additional Tranche B Incremental Loans or Specified Incremental Term Advances).  The aggregate principal amount of Term Advances on the First Amendment Effective Date after giving effect to the making of the Additional 2016 Term Advances is $660,000,000.”

(n) The definition of “Term Commitment” is hereby amended by (i) replacing the phrase “if such Lender becomes a Term Lender hereunder pursuant to an Assumption Agreement, the Dollar amount set forth in such Assumption Agreement as such Lender’s “Term Commitment”” with the phrase “[reserved]” and (ii) replacing the phrase “as of the Tranche B Effective Date” with the phrase “as of the First Amendment Effective Date”.

(o) The definition of “Term Loan Maturity Date” is hereby amended and restated in its entirety to read as follows:

““Term Loan Maturity Date” means the fifth anniversary of the First Amendment Effective Date.”

(p) The definition of “Termination Date” is hereby amended to replace clause (a) thereunder with the following:

“(a) fifth anniversary of the First Amendment Effective Date, subject to the extension thereof pursuant to Section 2.22 and”

(q) Section 1.07(c) is hereby amended to (i) delete the phrase “would be permitted or required by Regulation S-X of the federal securities laws together with those adjustments that” and (ii) replace the phrase “expected to have a continuing impact on the Borrower and its Subsidiaries” with the phrase “[reserved]”.

(r) Section 2.06(c) is hereby amended and restated in its entirety to read as follows:

(c) Term Advances.  The Borrower shall repay to the Agent for the ratable benefit of the Term Lenders the aggregate principal amount of the Term Advances outstanding on the following dates in an amount equal to the percentage set forth below opposite such dates of the aggregate principal amount of the Term Advances that are outstanding on the First Amendment Effective Date after giving effect to the funding of the Additional 2016 Term Advances pursuant to the First Amendment (which is acknowledged as being $660,000,000); provided that all Term Advances then outstanding shall be payable in full on the Term Loan Maturity Date:

Date	Repayment Percentage
October 31, 2017	1.250%
January 31, 2018	1.250%
April 30, 2018	1.250%
July 31, 2018	1.250%
October 31, 2018	1.875%
January 31, 2019	1.875%
April 30, 2019	1.875%
July 31, 2019	1.875%
October 31, 2019 and the last day of each subsequently occurring January, April, July and October ending thereafter and prior to the Term Loan Maturity Date	2.500%

(s) Section 2.06(d) is hereby amended and restated in its entirety to read as follows:

“(d) Tranche B Incremental Loans.  (i) The Borrower shall repay, on the Tranche B Incremental Maturity Date, to the Agent, for the ratable benefit of the Tranche B Incremental Lenders, all Tranche B Incremental Loans outstanding on the Tranche B Incremental Maturity Date.”

(t) Section 2.09 is hereby amended to add the following phrase after the last sentence of such section:

“Notwithstanding any other provision contained herein to the contrary, the last day of each Interest Period in effect with respect to each Eurocurrency Rate Advance outstanding immediately prior to the First Amendment Effective Date shall be deemed to be the First Amendment Effective Date and on the First Amendment Effective Date, the Borrower shall pay interest on the unpaid principal amount of each Eurocurrency Rate Advance that is accrued and unpaid through but excluding the First Amendment Effective Date at the rate per annum applicable to such Interest Period under Section 2.07(a)(ii).  Each Eurocurrency Rate Advance outstanding as of the First Amendment Effective Date will be deemed continued on the First Amendment Effective Date as new Eurocurrency Rate Advances with an initial Interest Period as set forth on the Notice of Conversion attached as Exhibit B to the First Amendment (it being understood and agreed that in such Notice of Conversion, the Borrower may select (i) a one-month Eurocurrency Rate for an Interest Period with a duration of less than one month and (ii) a three-month Eurocurrency Rate for an Interest Period with a duration of less than three months).”

(u) Section 2.10(a)(i) is hereby amended to, immediately after the phrase “each partial prepayment of Advances”, add the phrase “(other than any prepayment of Advances on the First Amendment Effective Date using the proceeds of the Additional 2016 Term Advances)”.

(v) Section 2.10(a)(ii) is hereby amended by deleting the phrase: “on or prior to the date that is six months after the Tranche B Effective Date” and replacing therewith the following phrase: “(A) on or prior to the date that is six months after the Tranche B Effective Date or (B) after the First Amendment Effective Date and on or prior to the date that is six months after the First Amendment Effective Date”.

(w) Section 2.18 is hereby amended (i) to, immediately following the phrase “from the assignee” in Section 2.18(b)(iii), add the phrase “(and/or, with the prior consent of the Borrower, from the Borrower)” and (ii) to add the following new clause (d) in the appropriate numerical order:

“(d) Each party hereto agrees that an assignment and delegation required pursuant to clause (b) above may, at the Administrative Agent’s request and notwithstanding anything in Section 9.07 or elsewhere herein to the contrary, be effected pursuant to an assignment and assumption agreement (or any other written instrument), in each case, in a form acceptable to the Administrative Agent, executed by the Borrower, the Administrative Agent and the assignee, and that the Lender required to make such assignment and delegation need not be a party thereto.”

(x) Section 2.20(a)(iv) is hereby amended and restated in its entirety to read as follows:

“(iv) Reallocation of Participations to Reduce Fronting Exposure.  All or any part of a Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders under the Revolving Credit Facility in accordance with their respective Ratable Shares under the Revolving Credit Facility (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that (x) the conditions set forth in Section 3.04 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender under the Revolving Credit Facility to exceed such Non-Defaulting Lender’s Revolving Commitment.  Subject to Section 9.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.”

(y) Section 2.23(b)(ii)(x) is hereby amended to add, immediately after the word “which”, the phrase “, other than to the extent established pursuant to the First Amendment,”.

(z) Section 5.01(i)(i) is hereby amended to add “(x)” after the phrase “of a Financial Officer, the Controller or the Treasurer of the Borrower” and to add the following phrase after the phrase “compliance with Section 5.05”:

“and (y) the calculation of the Available Amount Basket as of the end of such quarter and the amount of the Available Amount Basket used during such quarter”

(aa) Section 5.01(i)(ii) is hereby amended to add the following phrase after the phrase “(y) the calculation of”:

“the Available Amount Basket as of the end of such fiscal year, the amount of the Available Amount Basket used during such fiscal year,”

(bb) Section 5.03(h)(ii) is hereby amended to replace the number “$65,000,000” with “$85,000,000” and delete the word “and” at the end of such clause;

(cc) Section 5.03(h) is hereby amended to (x) replace the “.” at the end of clause (iii) therein with “; and” and (y) add the following new clause (iv):

“(iv) the Borrower may make additional Restricted Payments in an aggregate amount not to exceed the portion, if any, of the Available Amount Basket as of such time that the Borrower elects to apply to this Section 5.03(h)(iv), such election to be specified in a written notice of a Financial Officer of the Borrower calculating in reasonable detail the amount of the Available Amount Basket immediately prior to such election and the amount thereof elected to be so applied; provided that (i) before and after giving effect to any such Restricted Payment, no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) after giving effect to any such Restricted Payment, the Leverage Ratio is equal to or less than 3.50 to 1.00 on a pro forma basis after giving effect to such Restricted Payment and the pro forma adjustments described in Section 1.07.”

(dd) Section 5.03(j) is hereby amended to (x) delete the word “and” from the end of clause (vii), (y) replace the “.” at the end of clause (viii) therein with “; and” and (z) add the following new clause (ix):

“(ix) the Borrower and each of its Subsidiaries may make Investments in an aggregate amount not to exceed the portion, if any, of the Available Amount Basket as of such time that the Borrower or such Subsidiary elects to apply to this Section 5.03(j)(ix), such election to be specified in a written notice of a Financial Officer of the Borrower calculating in reasonable detail the amount of the Available Amount Basket immediately prior to such election and the amount thereof elected to be so applied; provided that before and after giving effect to any such Investment, no Default or Event of Default shall have occurred and be continuing or would result therefrom.”

(ee) Section 5.03(j) is further amended to add the following sentences at the end of such section:

“For purposes of compliance with this Section 5.03(j), the amount of any Investment shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment but, except to the extent it would increase the Available Amount Basket, giving effect to any returns or distributions of capital or repayment of principal actually received in cash by such other Person with respect thereto (but only to the extent that the aggregate amount of all such returns, distributions and repayments with respect to such Investment does not exceed the original amount of such Investment).”

(ff) Section 5.03(j)(vi)(c)(B) is hereby amended to replace “3.50 to 1.00” therein with “(x) in the case of any such agreement that is signed prior to the time financial statements of the Borrower for the fiscal quarter ended July 31, 2016 are available, 4.00 to 1.00 and (y) in the case of any such agreement signed thereafter, 3.75 to 1.00”;

(gg) Section 5.03(k)(iii) is hereby amended to replace the phrase “(x) $25,000,000 (y) 1.0% of Total Assets” with “of (x) $100,000,000 and (y) 5.0% of Total Assets”;

(hh) Section 5.03(k)(iv) is hereby amended to replace the phrase “(x) $25,000,000 and (y) 1.0% of Total Assets” with “(x) $100,000,000 and (y) 5.0% of Total Assets”;

(ii) Section 5.03(l)(ii) is hereby amended to replace the word “and” at the end of clause (a) with a “,” and add the following after the phrase “would result therefrom”:

“; and (c) the prepayment, redemption, purchase, defeasement or other satisfaction prior to the scheduled maturity of any Junior Financing in an aggregate amount not to exceed the portion, if any, of the Available Amount Basket as of such time that the Borrower elects to apply to this Section 5.03(l)(ii)(c), such election to be specified in a written notice of a Financial Officer of the Borrower calculating in reasonable detail the amount of the Available Amount Basket immediately prior to such election and the amount thereof elected to be so applied; provided that, in the case of this Section 5.03(l)(ii)(c), before and after giving effect to any such prepayment, redemption, purchase, defeasement or other satisfaction, no Default or Event of Default shall have occurred and be continuing or would result therefrom”

(jj) Section 9.02(a)(i) is hereby amended and restated in its entirety to read as follows:

“(i) if to the Borrower or any other Loan Party, to the Borrower at 1710 SAIC Drive McLean, VA 22102, Attention of Patrick McGee (Facsimile No. 703-676-8310; Telephone No. 703 676-7141);”

(kk) Article IX of the Existing Credit Agreement is hereby amended to add the following new Section 9.20 in the appropriate numerical order:

“SECTION 9.20. Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto or to any other Loan Document, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancellation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document, or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

(ll) Schedule I of the Existing Credit Agreement is deleted in its entirety and is replaced with Exhibit A of this Agreement.

SECTION 2. Transactions on the First Amendment Effective Date. (a) Effect on the Term Lenders and Existing Term Advances. (i) Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, on the First Amendment Effective Date, (A) each New Lender set forth on Schedule I hereto under the caption “New Term Lenders” (each, a “New Term Lender”) shall become, and each Continuing Term Lender shall continue to be, a “Term Lender” and a “Lender” under the Amended Credit Agreement and (B) each New Term Lender shall have, and each Continuing Term Lender shall continue to have, all the rights and obligations of a “Term Lender” and a “Lender” holding a Term Advance under the Amended Credit Agreement.

(ii) On the First Amendment Effective Date, (A) pursuant to Section 2.18(b) of the Amended Credit Agreement, each Departing Term Lender shall be deemed to have assigned and delegated its Existing Term Advances, and (B) each Continuing Term Lender that will be allocated an aggregate principal amount of the Term Advances as of the First Amendment Effective Date (as disclosed to such Continuing Term Lender by the Administrative Agent prior to the date hereof) that is less than the aggregate principal amount of Existing Term Advances of such Continuing Term Lender immediately prior to the First Amendment Effective Date shall be deemed to have assigned and delegated the portion of its Existing Term Advances in excess of such allocated amount, in the case of each of clause (A) and (B) above, together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof to each New Term Lender (on a pro rata basis as among the New Term Lenders in accordance with, and with respect to each New Term Lender not to exceed, the amount set forth opposite such New Term Lender’s name on Schedule I hereto under the caption “New Term Lenders”), at a purchase price equal to par (the “TL Purchase Price”).  Upon (x) payment to a Departing Term Lender of (I) the TL Purchase Price with respect to its Existing Term Advances from the New Term Lenders and (II) accrued and unpaid interest and fees in respect of its Existing Term Advances through but excluding the First Amendment Effective Date and all other amounts payable to it as of the First Amendment Effective Date under the Loan Documents in respect of its Existing Term Advances and other interests assigned by it under this Section 2(a)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the First Amendment Effective Date) from the Borrower, and (y) the satisfaction of the conditions set forth in Section 2.18(b) of the Amended Credit Agreement (but without the requirement of any further action on the part of such Departing Term Lender), such Departing Term Lender shall cease to be a party to the Existing Credit Agreement with respect to the Term Advances (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 2(a)(ii).

(b) Effect on the Tranche B Incremental Lenders and Existing Tranche B Incremental Loans. (i) Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, on the First Amendment Effective Date, (A) the New Lender set forth on Schedule I hereto under the caption “New Tranche B Incremental Lender” (the “New Tranche B Incremental Lender”) shall become, and each Continuing Tranche B Incremental Lender shall continue to be, a “Tranche B Incremental Lender” and a “Lender” under the Amended Credit Agreement and (B) the New Tranche B Incremental Lender shall have, and each Continuing Tranche B Incremental Lender shall continue to have, all the rights and obligations of a “Tranche B Incremental Lender” and a “Lender” holding a Tranche B Incremental Loan under the Amended Credit Agreement.

(ii) On the First Amendment Effective Date, pursuant to Section 2.18(b) of the Amended Credit Agreement, each Departing Tranche B Incremental Lender shall be deemed to have assigned and delegated its Existing Tranche B Incremental Loans, together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof, to the New Tranche B Incremental Lender at a purchase price equal to par (the “TLB Purchase Price”).  Upon (x) payment to a Departing Tranche B Incremental Lender of (I) the TLB Purchase Price with respect to its Existing Tranche B Incremental Loans from the New Tranche B Incremental Lender and (II) accrued and unpaid interest and fees in respect of its Existing Tranche B Incremental Loans through but excluding the First Amendment Effective Date and all other amounts payable to it as of the First Amendment Effective Date under the Loan Documents in respect of its Existing Tranche B Incremental Loans and other interests assigned by it under this Section 2(b)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the First Amendment Effective Date) from the Borrower, and (y) the satisfaction of the conditions set forth in Section 2.18(b) of the Amended Credit Agreement (but without the requirement of any further action on the part of such Departing

Tranche B Incremental Lender), such Departing Tranche B Incremental Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing Tranche B Incremental Loans (and its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 2(b)(ii).

(c) Effect on the Revolving Credit Lenders, Existing Revolving Commitments and Existing Revolving Advances. (i) Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, on the First Amendment Effective Date, (A) each New Lender set forth on Schedule I hereto under the caption “New Revolving Credit Lenders” (each, a “New Revolving Credit Lender”) shall become, and each Continuing Revolving Credit Lender shall continue to be, a “Revolving Credit Lender” and a “Lender” under the Amended Credit Agreement and (B) each New Revolving Credit Lender shall have, and each Continuing Revolving Credit Lender shall continue to have, all the rights and obligations of a “Revolving Credit Lender” and a “Lender” holding a Revolving Credit Commitment (and, if applicable, a Revolving Credit Advance) under the Amended Credit Agreement.

(ii) On the First Amendment Effective Date, (A) pursuant to Section 2.18(b) of the Amended Credit Agreement, each Departing Revolving Credit Lender shall be deemed to have assigned and delegated its Existing Revolving Credit Commitments and any Existing Revolving Credit Advances (including any participations in Letters of Credit) and (B) each Continuing Revolving Credit Lender that will be allocated an aggregate principal amount of the Revolving Credit Commitments as of the First Amendment Effective Date (as disclosed to such Continuing Revolving Credit Lender by the Administrative Agent prior to the date hereof) that is less than the aggregate principal amount of Existing Revolving Credit Commitments of such Continuing Revolving Credit Lender immediately prior to the First Amendment Effective Date shall be deemed to have assigned and delegated the portion of its Existing Revolving Credit Commitments (including the Existing Revolving Credit Advances in respect thereof) in excess of such allocated amount, in the case of each of clause (A) and clause (B) above, together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or 2.14 of the Existing Credit Agreement) and obligations under the Loan Documents in respect thereof to each New Revolving Credit Lender (on a pro rata basis as among the New Revolving Credit Lenders in accordance with, and with respect to each New Revolving Credit Lender not to exceed, the amount set forth opposite such New Revolving Credit Lender’s name on Schedule I hereto under the caption “New Revolving Credit Lenders”), with any such assignment and delegation in respect of its Existing Revolving Credit Advances (if any) being made at a purchase price equal to par (the “RCF Purchase Price”).  Upon (x) payment to a Departing Revolving Credit Lender of (I) the RCF Purchase Price with respect to its Existing Revolving Credit Advances (if any) and funded participations in Letters of Credit (if any), in each case from the New Revolving Credit Lenders and (II) accrued and unpaid interest and fees in respect of the interests assigned by it under this Section 2(c)(ii) through but excluding the First Amendment Effective Date and all other amounts payable to it as of the First Amendment Effective Date under the Loan Documents in respect of its Existing Revolving Credit Commitments (and any Existing Revolving Credit Advances in respect thereof) and other interests assigned by it under this Section 2(c)(ii) (including any amounts due under Section 9.04(f) of the Existing Credit Agreement that are payable as of the First Amendment Effective Date) from the Borrower, and (y) the satisfaction of the conditions set forth in Section 2.18(b) of the Amended Credit Agreement (but without the requirement of any further action on the part of such Departing

Revolving Credit Lender), such Departing Revolving Credit Lender shall cease to be a party to the Existing Credit Agreement with respect to the Existing Revolving Credit Commitments and any Existing Revolving Credit Advances in respect thereof (and in each case, its interests, rights and obligations in respect thereof) deemed assigned by it under this Section 2(c)(ii).

(d) Each New Lender by delivering its signature page to this Agreement and assuming Existing Term Advances, Existing Tranche B Incremental Loans and/or Existing Revolving Credit Commitments (and any Existing Revolving Credit Advances in respect thereof), as applicable, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by any Agent, the Required Lenders or any other Lenders, as applicable, on the First Amendment Effective Date (and after giving effect to the amendment of the Existing Credit Agreement provided for in this Agreement).

(e) The Administrative Agent, by delivering its signature page to this Agreement, consents to this Agreement and confirms that each New Lender is acceptable to it.

(f) For purposes of clarity, (i) all Existing Term Advances shall continue to be outstanding as Term Advances under the Amended Credit Agreement on and after the First Amendment Effective Date, (ii) all Existing Tranche B Incremental Loans shall continue to be outstanding as Tranche B Incremental Loans under the Amended Credit Agreement on and after the First Amendment Effective Date (except to the extent of the actual repayment of a portion of the Existing Tranche B Incremental Loans with the proceeds of the Additional 2016 Term Advances) and (iii) all Existing Revolving Credit Commitments (and any Existing Revolving Credit Advances in respect thereof) shall continue to be outstanding as Revolving Credit Commitments (and Revolving Credit Advances), as applicable, under the Amended Credit Agreement on and after the First Amendment Effective Date, in each case, subject to the terms of the Amended Credit Agreement.

SECTION 3. Making of the Additional 2016 Term Loans.

(a) Subject to the terms and conditions set forth in Section 5 of this Agreement, each Additional 2016 Term Lender hereby agrees severally (and not jointly) to make Additional 2016 Term Advances to the Borrower in an amount that does not exceed such Additional 2016 Term Lender’s principal amount of commitments set forth on Schedule II hereto (the “Additional 2016 Term Commitments”) on the First Amendment Effective Date.

(b) The commitment of each Additional 2016 Term Lender pursuant to Section 3(a) shall automatically terminate upon the initial funding of the Additional 2016 Term Advances by such Additional 2016 Term Lender on the First Amendment Effective Date.

SECTION 4. Terms of the Additional 2016 Term Loans.  The Additional 2016 Term Advances shall be made pursuant to (and shall constitute a part of) the existing Class of Term Advances, shall have terms identical to the Term Advances (after giving effect to the amendments thereto effected hereby), other than with respect to the date of initial funding and the first date from which interest shall accrue, and shall otherwise be subject to the provisions, including any provisions regarding the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Amended Credit Agreement and the other Loan Documents. Unless the context shall otherwise require, from and after the First Amendment Effective Date, each reference to a “Term Advance” or “Term Advances” in the Amended Credit Agreement shall be deemed to include the Additional 2016 Term Advances and each reference to “Term Lender” in the Loan Documents shall be deemed to include the Additional 2016 Term Lenders (as defined in the Amended Credit Agreement), and the definitions of the terms “Term Advances” and “Term Lender” shall be deemed modified to include the Additional 2016 Term Advances and the Additional 2016 Term Lenders (as defined in the Amended Credit Agreement), respectively. The Borrower hereby unconditionally promises to repay the Term Advances (including the Additional 2016 Term Advances) in accordance with the schedule of installment payments set forth in Section 2.06(c) of the Amended Credit Agreement (as the same may be adjusted after the First Amendment Effective Date in accordance with the Amended Credit Agreement). On the First Amendment Effective Date, and notwithstanding anything to the contrary set forth in Section 2.09 of the Amended Credit Agreement, the Additional 2016 Term Advances shall be added to (and form part of) each new Borrowing of Term Advances made on the First Amendment Effective Date on a pro rata basis (based on the relative sizes of such Borrowings made on the First Amendment Effective Date ), so that each Term Lender will participate proportionately in each Borrowing of Term Advances (including the Additional 2016 Term Advances). Interest will begin accruing on the Additional 2016 Term Advances on the First Amendment Effective Date. The Additional 2016 Term Advances shall be drawn by the Borrower in a single drawing on the First Amendment Effective Date and shall be denominated in Dollars. The net proceeds of the Additional 2016 Term Advances shall be used on the First Amendment Effective Date to prepay a portion of the Tranche B Incremental Loans outstanding as of the First Amendment Effective Date.  Amounts borrowed as Additional 2016 Term Advances and repaid or prepaid may not be reborrowed.

SECTION 5. Conditions to Effectiveness of Agreement. The amendment of the Existing Credit Agreement and associated provisions set forth herein shall become effective as of the first date on which the following occur or have been waived in accordance with Section 9.01 of the Existing Credit Agreement (the “First Amendment Effective Date”):

(a) The Administrative Agent shall have received duly executed counterparts of (i) this Agreement from (A) the Borrower, (B) Continuing Lenders constituting the Required Lenders (as defined in the Existing Credit Agreement), (C) each New Lender, (D) each Issuing Bank, (E) each Additional 2016 Term Lender and (F) the Administrative Agent and (ii) the Reaffirmation Agreement attached hereto from each Loan Party.

(b) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the First Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or comparable organizational document) of such Loan Party as in effect on the First Amendment Effective Date and, if earlier, at all times since the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or comparable governing body) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation (or comparable organizational document) of such

Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (d) below and (D) as to the incumbency and specimen signature of each Responsible Officer executing any document delivered in connection herewith on behalf of such Loan Party, and (ii) such other documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party and the authorization of the transactions contemplated hereby and by the Reaffirmation Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received a certificate of another Responsible Officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (b) above.

(d) The Administrative Agent shall have received certified copies of the certificate or articles of incorporation (or comparable organizational document), including all amendments thereto, of each Loan Party as in effect on the First Amendment Effective Date, certified as of a recent date by the Secretary of State (or comparable entity) of the jurisdiction of its organization, and a certificate as to the good standing (where such concept is applicable) of each Loan Party as of a recent date, from such Secretary of State (or comparable entity).

(e) The Administrative Agent shall have received a favorable opinion of Arnold & Porter LLP, counsel for the Borrower and the other Loan Parties, dated as of the First Amendment Effective Date, addressed to the Administrative Agent, the Collateral Agent, the Issuing Bank and each Lender in form and substance reasonably satisfactory to the Administrative Agent and covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinion.

(f) The Administrative Agent shall have received a solvency certificate from a Financial Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent.

(g) The conditions set forth in Section 2.23(b)(ii) of the Existing Credit Agreement shall have been satisfied.

(h) At the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing or would result therefrom.

(i) The representations and warranties made or deemed to be made in this Agreement shall be true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the First Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date, and except that the representations and warranties contained in Section 4.01(e) of the Existing Credit Agreement will be deemed to refer to the most recent annual and quarterly financial statements that have been delivered pursuant to Section 5.01(i) of the Existing Credit Agreement.

(j) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by an officer of the Borrower, certifying to the matters set forth in clauses (h) and (i) of this Section 5.

(k) At least five days prior to the First Amendment Effective Date, the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act.

(l) The Borrower shall have paid all fees and other amounts due and payable on or prior to the First Amendment Effective Date pursuant to this Agreement or as separately agreed by the Borrower and any of the Arrangers or Lenders and all invoiced expenses of the Administrative Agent and the Arrangers relating hereto (including those of counsel to the Administrative Agent and the Arrangers).

(m) The Borrower shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to the aggregate payments required to be made by the Borrower to the assignors pursuant to Section 2(a)(ii), 2(b)(ii) and 2(c)(ii) hereof.  Each New Lender shall have paid to the Administrative Agent immediately available funds in an aggregate amount equal to the aggregate payments required to be made by the New Lenders to the assignors pursuant to Section 2(a)(ii), 2(b)(ii) and 2(c)(ii) hereof.

(n) The Administrative Agent shall have received (or, in its sole discretion, waived) any assignment fees payable under Section 9.07 of the Existing Credit Agreement with respect to the assignments provided for herein.

(o) The Borrower shall have given notice to the Administrative Agent and any Departing Lender as required by Section 2.18(b) of the Existing Credit Agreement.

(p) The Administrative Agent shall have received a Notice of Borrowing or a Notice of Conversion, as applicable, from the Borrower with respect to the Additional 2016 Term Advances, the Existing Term Advances, the Existing Tranche B Incremental Loans and the Existing Revolving Credit Lenders.

The Administrative Agent shall notify the Borrower, the Existing Term Lenders, the Existing Tranche B Incremental Lenders, the Existing Revolving Credit Lenders, the New Lenders and the Additional 2016 Term Lenders of the First Amendment Effective Date and such notice shall be conclusive and binding.  Notwithstanding the foregoing, this Agreement shall not become effective, and the obligations of the parties as provided for herein will automatically terminate, if each of the conditions set forth or referred to in this Section 5 has not been satisfied at or prior to 11:59 p.m., New York City time, on August 23, 2016 (it being understood that any such failure of this Agreement to become effective will not affect any rights or obligations of any Person under the Existing Credit Agreement).

For purposes of determining compliance with the conditions specified above, each Lender party to this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Persons unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received written notice from such Person prior to the First Amendment Effective Date specifying its objection thereto.

SECTION 6. Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each Lender on the First Amendment Effective Date that:

(a) This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the First Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date, and except that the representations and warranties contained in Section 4.01(e) of the Existing Credit Agreement will be deemed to refer to the most recent annual and quarterly financial statements that have been delivered pursuant to Section 5.01(i) of the Existing Credit Agreement.

(c) No Default or Event of Default has occurred and is continuing or would result from this Agreement.

SECTION 7. Effects on Loan Documents; No Novation.  (a)  Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents.  Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(c) On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement.  The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Existing Credit Agreement, the Amended Credit Agreement and the other Loan Documents.

(d) Neither this Agreement nor the effectiveness of the Amended Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement (except to the extent of the actual repayment of a portion of the Existing Tranche B Incremental Loans with the proceeds of the Additional 2016 Term Advances) or discharge or release the Lien or priority of any Security and Guarantee Document or any other security therefor or any guarantee thereof.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Existing Credit Agreement or the Security and Guarantee Documents or instruments guaranteeing or securing the same, which shall (except to the extent of the actual repayment of a portion of the Existing Tranche B Incremental Loans with the proceeds of the Additional 2016 Term Advances) remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith.  Nothing expressed or implied in this Agreement, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 8. Acknowledgement.  Each party hereto hereby acknowledges and agrees that (i) this Agreement constitutes the written notice required to be delivered by the Borrower to Administrative Agent with respect to the Additional 2016 Term Advances pursuant to Section 2.23(b) of the Existing Credit Agreement, (ii) this Agreement constitutes an Incremental Assumption Agreement, (iii) this Agreement constitutes a written instrument of assignment and delegation as required by Section 2.18(b) of the Amended Credit Agreement and (iv) the amendments to the Existing Credit Agreement provided for in this Agreement (insofar as applicable to the Additional 2016 Term Advances) are necessary and appropriate, in the reasonable opinion of Administrative Agent, the Additional 2016 Term Lenders and the Borrower, to provide for terms applicable to the Additional 2016 Term Advances permitted by Section 2.23(b)(iv) of the Existing Credit Agreement.

SECTION 9. Further Assurances.  The Borrower and each other Loan Party agrees to take any further action that is reasonably requested by Administrative Agent to effect the purposes of this Agreement and the transactions contemplated hereby.

SECTION 10. APPLICABLE LAW, JURISDICTION, WAIVER OF JURY TRIAL.  THE PROVISIONS OF SECTIONS 9.09, 9.12 AND 9.17 OF THE EXISTING CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier or email shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 9.02 of the Amended Credit Agreement.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

By:	/s/ Maria M. Bishop
Name: Maria M. Bishop
Title: Interim Chief Financial Officer
CITIBANK, N.A., as the Administrative Agent, the Collateral Agent and a Lender

By:	/s/ Monique Renta
Name: Monique Renta
Title: Director
TD Bank, N.A., as an Additional 2016 Term Lender

By:	/s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President
Sumitomo Mitsui Banking Corporation, as an Additional 2016 Term Lender

By:	/s/ James Weinstein
Name: James Weinstein
Title: Managing Director
CAPITAL ONE N.A., as an Additional 2016 Term Lender

By:	/s/ Joshua Dearmon
Name: Joshua Dearmon
Title: Senior Vice President
JPMORGAN CHASE BANK, N.A., as an Additional 2016 Term Lender

By:	/s/ Anthony Galea
Name: Anthony Galea
Title: Vice President

[Signature Page to First Amendment]

The Bank of Tokyo-Mitsubishi UFJ, Ltd, as an Additional 2016 Term Lender

By:	/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director
First Tennessee Bank National Association, as an Additional 2016 Term Lender

By:	/s/ Alex K Turner
Name: Alex K Turner
Title: Senior Vice President
PNC Bank, National Association, as an Additional 2016 Term Lender

By:	/s/ Steven Day
Name: Steven Day
Title: Vice President
U.S. Bank National Association as an Additional 2016 Term Lender

By:	/s/ Lukas Coleman
Name: Lukas Coleman
Title: Vice President
Wells Fargo Bank, National Association, as an Additional 2016 Term Lender

By:	/s/ Mark B. Felker
Name: Mark B. Felker
Title: Managing Director
Bank of America, N.A., as an Issuing Bank

By:	/s/ Stuart Bonomo
Name: Stuart Bonomo
Title: Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO

THE FIRST AMENDMENT OF THE

SAIC SECOND AMENDED AND RESTATED CREDIT AGREEMENT

The undersigned, by executing this signature page as a Continuing Lender (and, if applicable, in its capacity as a New Lender), agrees (a) to the terms of this Agreement and the transactions contemplated hereby and consents to the amendment of the Existing Credit Agreement effected hereby and (b) on the terms and subject to the conditions set forth in this Agreement and the Amended Credit Agreement, to continue all of the Term Advances, Tranche B Incremental Loans (except to the extent of the actual repayment of a portion of the Existing Tranche B Incremental Loans with the proceeds of the Additional 2016 Term Advances) or Revolving Credit Commitments (including Revolving Credit Advances), as applicable, held by such Lender under the Existing Credit Agreement that are outstanding immediately prior to the First Amendment Effective Date as Term Advances, Tranche B Incremental Loans or Revolving Credit Commitments (and Revolving Credit Advances), as applicable, under the Amended Credit Agreement (as such amount may be reduced prior to the First Amendment Effective Date in the sole discretion of the Administrative Agent by notice to such Lender).

Name of Lender: Citibank, N.A.

By:

/s/ Monique Renta
Name: Monique Renta
Title: Director

Name of Lender: Bank of America, N.A.

By:

/s/ Stuart Bonomo
Name: Stuart Bonomo
Title: Director

Name of Lender: PNC Bank, National Association

By:

/s/ Steven Day
Name: Steven Day
Title: Vice President

Name of Lender: Suntrust Bank

By:

/s/ Shannon Offen
Name: Shannon Offen
Title: Director

Name of Lender: U.S. Bank National Association

By:

/s/ Lukas Coleman
Name: Lukas Coleman
Title: Vice President

[Signature Page to First Amendment]

Name of Lender: Wells Fargo Bank, N.A.

By:

/s/ Mark B. Felker
Name: Mark B. Felker
Title: Managing Director

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:

/s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

Name of Lender: First Tennessee Bank National Association

By:

/s/ Alex K Turner
Name: Alex K Turner
Title: Senior Vice President

[Signature Page to First Amendment]

Name of Lender: Capital One N.A.

By:

/s/ Joshua Dearmon
Name: Joshua Dearmon
Title: Senior Vice President

Name of Lender: JPMorgan Chase Bank, N.A.

By:

/s/ Anthony Galea
Name: Anthony Galea
Title: Vice President

Name of Lender: TD Bank, N.A.

By:

/s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

[Signature Page to First Amendment]

Name of Lender: Sumitomo Mitsui Banking Corporation

By:

/s/ James Weinstein
Name: James Weinstein
Title: Managing Director

Name of Lender: The Northern Trust Company

By:

/s/ Joshua Metcalf
Name: Joshua Metcalf
Title: 2VP

Name of Lender: Bean Creek CLO, Ltd.

By:

/s/ Bryan S. Higgins
Name: Bryan S. Higgins
Title: Manager

[Signature Page to First Amendment]

Name of Lender: Cedar Creek CLO, Ltd.

By:

/s/ Bryan S. Higgins
Name: Bryan S. Higgins
Title: Authorized Signor

Name of Lender: Clear Creek CLO, Ltd.

By:

/s/ Bryan S. Higgins
Name: Bryan S. Higgins
Title: Manager

Name of Lender: Silver Creek CLO, Ltd.

By:

/s/ Bryan S. Higgins
Name: Bryan S. Higgins
Title: Authorized Signor

[Signature Page to First Amendment]

Name of Lender: Sugar Creek CLO, Ltd.

By:

/s/ Bryan S. Higgins
Name: Bryan S. Higgins
Title: Authorized Signor

Name of Lender: ALJ Global Bank Loan Fund 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL

By:

/s/ Robert Davis
Name: Robert Davis
Title: Sr. Vice President

Name of Lender: AIB Debt Management, Limited

By:

/s/ Joseph Augustini
Name: Joseph Augustini
Title: Senior Vice President

By:

/s/ Fiona Travers
Name: Fiona Travers
Title: Vice President

[Signature Page to First Amendment]

Name of Lender: AIMCO CLO, Series 2014-A

By:	Allstate Investment Management Company as Collateral Manager

/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:

/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

[Signature Page to First Amendment]

Name of Lender: AIMCO CLO, Series 2015-A

By:	Allstate Investment Management Company as Collateral Manager

/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:

/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

Name of Lender: Allstate Insurance Company

By:

/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory

By:

/s/ Mark D. Pittman
Name: Mark D. Pittman
Title: Authorized Signatory

[Signature Page to First Amendment]

Name of Lender: AMMC CLO 15, LIMITED

By: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

Name of Lender: AMMC CLO 16, LIMITED

By: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[Signature Page to First Amendment]

Name of Lender: AMMC CLO 17, LIMITED

By: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

Name of Lender: AMMC CLO 18, LIMITED

By: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

Name of Lender: AMMC CLO XIV, LIMITED

By:

/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

[Signature Page to First Amendment]

Name of Lender: Blackstone / GSO Secured Trust Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Investment Manager

/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Name of Lender: Delaware Life Insurance Company

By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Name of Lender: GSO Sakura Loan Fund 2015, a Series Trust of Multi Manager Global Investment Trust

By: GSO Capital Advisors LLC, as its Investment Manager

/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: M

[Signature Page to First Amendment]

Name of Lender: Optum Bank, Inc.

By: GSO Capital Advisors LLC as Manager

/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Name of Lender: BNPP IP CLO 2014-1 Ltd.

By:

/s/ Vanessa Ritter
Name: Vanessa Ritter
Title: Portfolio Manager

Name of Lender: California First National Bank

By:

/s/ Mark D. Cross
Name: Mark D. Cross
Title: EVP, Chief Credit Officer

[Signature Page to First Amendment]

Name of Lender: Carlyle Global Market Strategies CLO 2015-2, Ltd.

By:

/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender: Carlyle Global Market Strategies CLO 2015-3, Ltd.

By:

/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

Name of Lender: Carlyle Global Market Strategies CLO 2015-4, Ltd.

By:

/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

[Signature Page to First Amendment]

Name of Lender: Cathay Bank

By:

/s/ Nancy A. Moore
Name: Nancy A. Moore
Title: Senior Vice President

Name of Lender: Chang Hwa Commercial Bank, Ltd., New York Branch

By:

/s/ Jane S.C. Yang
Name: Jane S.C. Yang
Title: V.P. & General Manager

Name of Lender: CIT Finance LLC

By:

/s/ Christopher Mongeluzzi
Name: Christopher Mongeluzzi
Title: Authorized Signatory

[Signature Page to First Amendment]

Name of Lender: Citizens First Bank

By:

/s/ Josh Biller
Name: Josh Biller
Title: First Vice President

Name of Lender: Ameriprise Certificate Company

By:

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Name of Lender: Cent CLO 16, L.P.

By: Columbia Management Investment Advisers, LLC As Collateral Manager

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to First Amendment]

Name of Lender: Cent CLO 17 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Name of Lender: Cent CLO 18 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Name of Lender: Cent CLO 20 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to First Amendment]

Name of Lender: Cent CLO 21 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Name of Lender: Cent CLO 22 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Name of Lender: Cent CLO 23 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to First Amendment]

Name of Lender: Cent CLO 24 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Name of Lender: Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

Name of Lender: RiverSource Life Insurance Company

By:

/s/ Steven B. Staver
Name: Steven B. Staver
Title: Assistant Vice President

[Signature Page to First Amendment]

Name of Lender: APIDOS CLO X

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Name of Lender: APIDOS CLO XI

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Name of Lender: APIDOS CLO XII

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to First Amendment]

Name of Lender: APIDOS CLO XIV

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Name of Lender: APIDOS CLO XV

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Name of Lender: APIDOS CLO XVI

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to First Amendment]

Name of Lender: APIDOS CLO XVII

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Name of Lender: APIDOS CLO XVIII

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Name of Lender: APIDOS CLO XX

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to First Amendment]

Name of Lender: APIDOS CLO XXII

By: Its Collateral Manager CVC Credit Partners, LLC

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Name of Lender: Crescom Bank

By:

/s/ Jeff Benjamin
Name: Jeff Benjamin
Title: Executive Vice President

Name of Lender: Swiss Capital Pro Loan III PLC - CVC

By:

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

[Signature Page to First Amendment]

Name of Lender: Swiss Capital Pro Loan V PLC - CVC

By:

/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

Name of Lender: Deutsche Bank (Cayman) Limited (solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts) as the Trustee

By: Deutsche Bank AG New York Branch

/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

By:

/s/ Hoi Yeun Chin
Name: Hoi Yeun Chin
Title: Assistant Vice President

[Signature Page to First Amendment]

Name of Lender: DENALI CAPITAL CLO XI, LTD.

By: Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XI, LTD.

/s/ John Thacker
Name: John Thacker
Title: Chief Credit Officer

Name of Lender: George Lucas Family Foundation

By: Deutsche Bank Trust Company Americas as Agent

/s/ Lonnie Fox
Name: Lonnie Fox
Title: Vice President
By:

/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

[Signature Page to First Amendment]

Name of Lender: Health Net Community Solutions, Inc.

By: Deutsche Investment Management Americas Inc. as Manager

/s/ Lonnie Fox
Name: Lonnie Fox
Title: Vice President

By:

/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

Name of Lender: Deutsche Floating Rate Fund

By: Deutsche Investment Management Americas Inc. Investment Advisor

/s/ Lonnie Fox
Name: Lonnie Fox
Title: Vice President

By:

/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

[Signature Page to First Amendment]

Name of Lender: Mt. Whitney Securities Inc.

By: Deutsche Investment Management Americas Inc. as Manager

/s/ Lonnie Fox
Name: Lonnie Fox
Title: Vice President

By:

/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

[Signature Page to First Amendment]

Name of Lender: The GWL Living Trust

By: Deutsche Bank Trust Company Americas as Agent

/s/ Lonnie Fox
Name: Lonnie Fox
Title: Vice President

By:

/s/ Mark Rigazio
Name: Mark Rigazio
Title: High Yield Analyst

Name of Lender: EAST WEST BANK

By:

/s/ Andrew Maria
Name: Andrew Maria
Title: Senior Vice President

[Signature Page to First Amendment]

Name of Lender: Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Name of Lender: Ballyrock CLO 2013-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager

/s/ Lisa Rymut
Name: Lisa Rymut
Title: Assistant Treasurer

Name of Lender: Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

By:

/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Authorized Signatory

[Signature Page to First Amendment]

Name of Lender: Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund

By:

/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Authorized Signatory

Name of Lender: Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

By:

/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Authorized Signatory

Name of Lender: Fidelity Floating Rate High Income Fund
For Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

By:

/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Authorized Signatory

[Signature Page to First Amendment]

Name of Lender: Variable Insurance Products Fund: Floating Rate High Income Portfolio

By:

/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Authorized Signatory

Name of Lender: Fidelity Income Fund: Fidelity Total Bond Fund

By:

/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Authorized Signatory

Name of Lender: Fidelity Floating Rate High Income Investment Trust
For Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust

By:

/s/ Jeffrey Christian
Name: Jeffrey Christian
Title: Authorized Signatory

[Signature Page to First Amendment]

Name of Lender: Fidelity Qualifying Investor Funds Plc

By:	FIAM LLC as Sub Advisor

/s/ David Censorio
Name: David Censorio
Title: Vice President

Name of Lender: FIAM Leveraged Loan, LP

By:	FIAM LLC as Investment Manager

/s/ David Censorio
Name: David Censorio
Title: Vice President

Name of Lender: FIAM Floating Rate High Income Commingled Pool

By:	Fidelity Institutional Asset Management Trust Company as Trustee

/s/ David Censorio
Name: David Censorio
Title: Vice President

[Signature Page to First Amendment]

Name of Lender: Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By:	FIAM LLC as Investment Manager

/s/ David Censorio
Name: David Censorio
Title: Vice President

Name of Lender: First Trust Short Duration High Yield Bond ETF (CAD-Hedged)

By:	First Trust Advisors L.P.

/s/ Ryan Kommers
Name: Ryan Kommers
Title: Vice President

Name of Lender: Garrison Funding 2015-1 Ltd.

By:	Garrison Funding 2015-1 Manager LLC as Portfolio Manager

/s/ Krystle Walker
Name: Krystle Walker
Title: Associate Director - Settlements

[Signature Page to First Amendment]

Name of Lender: Health Net of California, Inc.

By:	GoldenTree Asset Management, L.P.

/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

Name of Lender: Swiss Capital Pro Loan III Plc

By:	GoldenTree Asset Management, L.P.

/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

Name of Lender: Golub Capital Partners CLO 14, Ltd.

By:	GC Advisors LLC, its agent,

/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

[Signature Page to First Amendment]

Name of Lender: Golub Capital Partners CLO 22(B), Ltd.

By:	GC Advisors LLC, its agent,

/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

Name of Lender: Golub Capital Partners CLO 23(B), Ltd.

By:	GC Advisors LLC, its agent,

/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

Name of Lender: Golub Capital Partners CLO 26(B), Ltd.

By:	GC Advisors LLC, its agent,

/s/ Christina D. Jamieson
Name: Christina D. Jamieson
Title: Senior Portfolio Manager

Name of Lender: Greywolf CLO II, Ltd

By:	Greywolf Capital Management LP, as Portfolio Manager

/s/ William Troy
Name: William Troy
Title: Authorized Signatory

[Signature Page to First Amendment]

Name of Lender: Greywolf CLO III, Ltd

By:	Greywolf Capital Management LP, as Portfolio Manager

/s/ William Troy
Name: William Troy
Title: Authorized Signatory

Name of Lender: Greywolf CLO IV, Ltd

By:	Greywolf Capital Management LP, as Portfolio Manager

/s/ William Troy
Name: William Troy
Title: Authorized Signatory

Name of Lender: Greywolf CLO V, Ltd

By:	Greywolf Capital Management LP, as Portfolio Manager

/s/ William Troy
Name: William Troy
Title: Authorized Signatory

[Signature Page to First Amendment]

Name of Lender: Blackstone Treasury Solutions Master Fund L.P.

By:	GSO Capital Advisors LLC, its Investment Manager

/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

Name of Lender: WhiteHorse IX, Ltd

By:	H.I.G. WhiteHorse Capital, LLC As Collateral Manager

/s/ Jay Carvell
Name: Jay Carvell
Title: Manager

Name of Lender: AMJ Bank Loan Fund SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST

By:

/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

[Signature Page to First Amendment]

Name of Lender: Highbridge Loan Management 6-2015, Ltd.

By:	HPS Investment Partners, LLC As the Collateral Manager

/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

Name of Lender: Highbridge Loan Management 7-2015, Ltd.

By:	HPS Investment Partners, LLC, its Collateral Manager

/s/ Jamie Donsky
Name: Jamie Donsky
Title: Senior Vice President

Name of Lender: HRS Investment Holdings LLC

By:

/s/ Steve Kaseta
Name: Steve Kaseta
Title: CIO

[Signature Page to First Amendment]

Name of Lender: ICG US CLO 2015-1, Ltd

By:

/s/ Seth Katzenstein
Name: Seth Katzenstein
Title: Authorized Signatory

Name of Lender: A Voce CLO, Ltd.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: American General Life Insurance Company

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to First Amendment]

Name of Lender: American Home Assurance Company

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: Betony CLO, Ltd.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to First Amendment]

Name of Lender: Blue Hill CLO, Ltd.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: Diversified Credit Portfolio Ltd.

By:	Invesco Senior Secured Management, Inc. as Investment Advisor

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: Invesco BL Fund, Ltd.

By:	Invesco Management S.A. As Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to First Amendment]

Name of Lender: Invesco Polaris US Bank Loan Fund

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: INVESCO SSL FUND LLC

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: Invesco Zodiac Funds - Invesco US Senior Loan Fund

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to First Amendment]

Name of Lender: Kaiser Foundation Hospitals

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: Kaiser Permanente Group Trust

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to First Amendment]

Name of Lender: Lexington Insurance Company

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: Limerock CLO II, Ltd.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: Marea CLO, Ltd.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to First Amendment]

Name of Lender: National Union Fire Insurance Company of Pittsburgh, Pa.

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: Nomad CLO, Ltd.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: North End CLO, Ltd

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to First Amendment]

Name of Lender: Recette CLO, Ltd.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: Sentry Insurance a Mutual Company

By:	Invesco Senior Secured Management, Inc. as Sub-Advisor

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to First Amendment]

Name of Lender: The City of New York Group Trust

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: The United States Life Insurance Company In the City of New York

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: The Variable Annuity Life Insurance Company

By:	Invesco Senior Secured Management, Inc. as Investment Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

[Signature Page to First Amendment]

Name of Lender: Wasatch CLO Ltd

By:	Invesco Senior Secured Management, Inc. as Portfolio Manager

/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

Name of Lender: JMP Credit Advisors CLO III Ltd

By:	JMP Credit Advisors LLC as Attorney-in-Fact

/s/ Jeremy Phipps
Name: Jeremy Phipps
Title: Director

[Signature Page to First Amendment]

Name of Lender: Remuda Capital Management LTD

By:

/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Name of Lender: Commingled Pension Trust Fund (Floating Rate Income) of JPMorgan Chase Bank, N.A.

By:

/s/ James P. Shanahan Jr.
Name: James P. Shanahan Jr.
Title: Managing Director

Name of Lender: KVK CLO 2015-1 Ltd.

By:

/s/ David Cifonelli
Name: David Cifonelli
Title: Vice President

[Signature Page to First Amendment]

Name of Lender: LCM XI Limited Partnership

By:	LCM Asset Management LLC as Collateral Manager

/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

Name of Lender: LCM XII Limited Partnership

By:	LCM Asset Management LLC as Collateral Manager

/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

Name of Lender: LCM XIII Limited Partnership

By:	LCM Asset Management LLC as Collateral Manager

/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to First Amendment]

Name of Lender: LCM XIV Limited Partnership

By:	LCM Asset Management LLC as Collateral Manager

/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

Name of Lender: LCM XV Limited Partnership

By:	LCM Asset Management LLC as Collateral Manager

/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to First Amendment]

Name of Lender: LCM XVI Limited Partnership

By:	LCM Asset Management LLC as Collateral Manager

/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

Name of Lender: LCM XVII Limited Partnership

By:	LCM Asset Management LLC as Collateral Manager

/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

Name of Lender: LCM XVIII Limited Partnership

By:	LCM Asset Management LLC as Collateral Manager

/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

[Signature Page to First Amendment]

Name of Lender: LCM XIX Limited Partnership

By:	LCM Asset Management LLC as Collateral Manager

/s/ Sophie A. Venon
Name: Sophie A. Venon
Title: LCM Asset Management LLC

Name of Lender: Lord Abbett Bank Loan Trust

By:	Lord Abbett & Co LLC, As Investment Manager

/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

[Signature Page to First Amendment]

Name of Lender: Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund

By:	Lord Abbett & Co LLC, As Investment Manager

/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

Name of Lender: National Electrical Benefit Fund

By:	Lord Abbett & Co LLC, As Investment Manager

/s/ Jeffrey Lapin
Name: Jeffrey Lapin
Title: Portfolio Manager, Taxable Fixed Income

Name of Lender: Red Fox Funding LLC

By:

/s/ Jay Lapointe
Name: Jay Lapointe
Title: Officer

[Signature Page to First Amendment]

Name of Lender: Mariner CLO 2015-1 LLC

By:

/s/ David Martin
Name: David Martin
Title: Authorized Signatory

Name of Lender: Mega International Commercial Bank Co., Ltd. Chicago Branch

By:

/s/ Wan-Ling Jwang
Name: Wan-Ling Jwang
Title: VP & General Manager

[Signature Page to First Amendment]

Name of Lender: Mega International Commercial Bank Co., Ltd. Los Angeles Branch

By:

/s/ YiMing Ko
Name: YiMing Ko
Title: SVP & General Manager

Name of Lender: Regatta II Funding LP

By:	Napier Park Global Capital (US) LP Attorney-in-fact

/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Name of Lender: Regatta III Funding LP

By:	Napier Park Global Capital (US) LP Attorney-in-fact

/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to First Amendment]

Name of Lender: Regatta IV Funding LP

By:	Napier Park Global Capital (US) LP Attorney-in-fact

/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Name of Lender: Regatta V Funding LP

By:	Napier Park Global Capital (US) LP Attorney-in-fact

/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

[Signature Page to First Amendment]

Name of Lender: Regatta VI Funding LP

By:	Regatta Loan Management LLC its Collateral Manager

/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

Name of Lender: Dunham Floating Rate Bond Fund

By:

/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Name of Lender: SunAmerica Income Funds - SunAmerica Flexible Credit Fund

By:

/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

[Signature Page to First Amendment]

Name of Lender: Virtus Senior Floating Rate Fund

By:

/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

Name of Lender: Octagon Delaware Trust 2011

By:	Octagon Credit Investors, LLC as Portfolio Manager

/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

Name of Lender: Octagon Investment Partners XXIII, Ltd

By:	Octagon Credit Investors, LLC as Collateral Manager

/s/ Margaret B. Harvey
Name: Margaret B. Harvey
Title: Managing Director of Portfolio Administration

[Signature Page to First Amendment]

Name of Lender: Octagon Investment Partners 25, Ltd.

By:	Octagon Credit Investors, LLC as Collateral Manager

/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

Name of Lender: Octagon Investment Partners XXI, Ltd.

By:	Octagon Credit Investors, LLC as Portfolio Manager

/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

[Signature Page to First Amendment]

Name of Lender: Octagon Paul Credit Fund Series I, Ltd.

By:	Octagon Credit Investors, LLC as Portfolio Manager

/s/ Lauren Basmadjian
Name: Lauren Basmadjian
Title: Portfolio Manager

Name of Lender: OZLM Funding III, Ltd.

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

Name of Lender: OZLM Funding IV, Ltd.

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

[Signature Page to First Amendment]

Name of Lender: OZLM Funding XII, Ltd.

By:	Och-Ziff Loan Management LP, its collateral manager
By:	Och-Ziff Loan Management LLC, its general partner

/s/ Joel Frank
Name: Joel Frank
Title: Chief Financial Officer

Name of Lender: TRALEE CLO II, LTD

By:	Par-Four Investment Management, LLC As Collateral Manager

/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

[Signature Page to First Amendment]

Name of Lender: TRALEE CLO III, LTD

By:	Par-Four Investment Management, LLC As Collateral Manager

/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

Name of Lender: Ohio Police and Fire Pension Fund

By:	PENN Capital Management Company, Inc., as its Investment Advisor

/s/ Christopher Skorton
Name: Christopher Skorton
Title: Business Operations Associate

Name of Lender: Penn Institutional Loan Common Master Fund, LP

By:	PENN Capital Management Company, Inc., as its Investment Advisor

/s/ Christopher Skorton
Name: Christopher Skorton
Title: Business Operations Associate

[Signature Page to First Amendment]

Name of Lender: Pioneer Floating Rate Fund

By:	Pioneer Investment Management, Inc. As its adviser

/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Name of Lender: Pioneer Floating Rate Trust

By:	Pioneer Investment Management, Inc. As its adviser

/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

[Signature Page to First Amendment]

Name of Lender: Pioneer Investments Diversified Loans Fund

By:

/s/ Margaret C. Begley
Name: Margaret C. Begley
Title: Vice President and Associate General Counsel

Name of Lender: Dryden XXV Senior Loan Fund

By:	PGIM, Inc., as Collateral Manager

/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Name of Lender: Dryden 34 Senior Loan Fund

By:	PGIM, Inc., as Collateral Manager

/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

[Signature Page to First Amendment]

Name of Lender: Dryden 40 Senior Loan Fund

By:	PGIM, Inc., as Collateral Manager

/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

Name of Lender: RAYOMND JAMES BANK, N.A.

By:

/s/ Kathy Bennett
Name: Kathy Bennett
Title: SVP

Name of Lender: Mountain View CLO 2014-1 Ltd.

By:	Seix Investment Advisors LLC, as Collateral Manager

/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

Name of Lender: Mountain View CLO IX Ltd.

By:	Seix Investment Advisors LLC, as Collateral Manager

/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

[Signature Page to First Amendment]

Name of Lender: Staniford Street CLO, Ltd.

By:

/s/ Scott D'Orsi
Name: Scott D'Orsi
Title: Portfolio Manager

Name of Lender: State Bank of India, Los Angeles Agency

By:

/s/ Manoranjan Panda
Name: Manoranjan Panda
Title: Vice President & Head (CMC)

[Signature Page to First Amendment]

Name of Lender: State Street Bank and Trust Company

By:

/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Vice President

Name of Lender: Steele Creek CLO 2014-1, LTD

By:

/s/ Paul L. Cal
Name: Paul L. Cal
Title: SVP and Senior Analyst

Name of Lender: Steele Creek CLO 2015-1, LTD

By:

/s/ Paul L. Cal
Name: Paul L. Cal
Title: SVP and Senior Analyst

[Signature Page to First Amendment]

Name of Lender: Stifel Bank & Trust

By:

/s/ Nathan L. Yocum
Name: Nathan L. Yocum
Title: Vice President

Name of Lender: Sumitomo Mitsui Trust Bank, Limited, New York Branch

By:

/s/ Albert C. Tew II
Name: Albert C. Tew II
Title: Head of Documentation Americas

[Signature Page to First Amendment]

Name of Lender: Diversified Real Asset CIT

By:	Symphony Asset Management LLC

/s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

Name of Lender: Municipal Employees’ Annuity and Benefit Fund of Chicago

By:	Symphony Asset Management LLC

/s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

Name of Lender: Symphony CLO XI, Limited Partnership

By:	Symphony Asset Management LLC

/s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

[Signature Page to First Amendment]

Name of Lender: Symphony CLO XII, Ltd

By:	Symphony Asset Management LLC

/s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

Name of Lender: Symphony CLO XIV, Ltd

By:	Symphony Asset Management LLC

/s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

Name of Lender: Symphony CLO XV, Ltd

By:	Symphony Asset Management LLC

/s/ Scott Caraher
Name: Scott Caraher
Title: Portfolio Manager

[Signature Page to First Amendment]

Name of Lender: TIAA Stable Value

By:

/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

Name of Lender: Teachers Insurance and Annuity Association of America

By:

/s/ Anders Persson
Name: Anders Persson
Title: Managing Director

[Signature Page to First Amendment]

Name of Lender: Catamaran CLO 2012-1 Ltd.

By:	Trimaran Advisors, L.L.C.

/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

Name of Lender: Catamaran CLO 2015-1 Ltd.

By:

/s/ Daniel Gilligan
Name: Daniel Gilligan
Title: Authorized Signatory

Name of Lender: Wellfleet CLO 2015-1, Ltd.

By:

/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

[Signature Page to First Amendment]

Name of Lender: YORK CLO-2 LTD.

By:

/s/ Rizwan Akhter
Name: Rizwan Akhter
Title: Authorized Signatory

Name of Lender: Z Capital Credit Partners CLO 2015-1, Ltd.

By:	Z Capital CLO Management, L.L.C., its Portfolio Manager
By:	Z Capital Group, L.L.C., its Managing Member

/s/ James J. Zenni
Name: James J. Zenni
Title: President and CEO

[Signature Page to First Amendment]

REAFFIRMATION

August 23, 2016

Each of the undersigned Loan Parties hereby consents to this Agreement and the transactions contemplated thereby.  Each of the undersigned Loan Parties further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Amended Credit Agreement and each of the other Loan Documents to which it is a party, in respect of, and to secure, the Obligations and (b) agrees that, notwithstanding the effectiveness of this Agreement and the transactions contemplated thereby, the Loan Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

[Remainder of page intentionally left blank.]

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

By:	/s/ Maria M. Bishop
Name: Maria M. Bishop
Title: Interim Chief Financial Officer

ODYSSEY DRIVE I, LTD.

By:	Science Application International Corporation, its General Partner
By:	/s/ Maria M. Bishop
Name: Maria M. Bishop
Title: Interim Chief Financial Officer

SAIC INTERNATIONAL HOLDINGS, INC.

By:	/s/ Patrick J. McGee
Name: Patrick J. McGee
Title: Treasurer

SAIC GEMINI HUNTSVILLE, LLC

By:	/s/ Paul E. Levi
Name: Paul E. Levi
Title: Treasurer

SCITOR HOLDINGS, INC.

By:	/s/ Paul E. Levi
Name: Paul E. Levi
Title: Treasurer

KINSEY TECHNICAL SERVICES, INC.

By:	/s/ Darryl Parrish
Name: Darryl Parrish
Title: Treasurer

SCITOR CORPORATION

By:	/s/ Darryl Parrish
Name: Darryl Parrish
Title: Treasurer

[Signature Page to Reaffirmation]

Schedule I

New Term Lenders

Lender	Commitment
TD Bank	$4,715,884.37
JPMorgan Chase Bank, N.A.	$22,301,114.06
Capital One Bank	$22,301,114.06
Total	$49,318,112.49

New Tranche B Incremental Lender

Lender	Commitment
Citibank, N.A.	$117,771,558.79
Total	$117,771,558.79

New Revolving Credit Lenders

Lender	Commitment
Sumitomo Mitsui Banking Corp.	$2,142,857.14
TD Bank, N.A.	$5,000,000.00
JPMorgan Chase Bank, N.A.	$5,000,000.00
Capital One, N.A.	$5,000,000.00
Total	$17,142,857.14

Schedule II

Additional 2016 Term Commitments

Lender	Commitment
TD Bank, N.A.	$35,284,115.63
Sumitomo Mitsui Banking Corporation	$29,732,155.99
Capital One, N.A.	$17,698,885.94
JPMorgan Chase Bank, N.A.	$17,698,885.94
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$9,391,667.22
First Tennessee Bank, National Association	$6,785,726.79
PNC Bank, National Association	$5,000,000.00
U.S. Bank National Association	$5,000,000.00
Wells Fargo Bank, National Association	$5,000,000.00
Total	$131,591,437.50

EXHIBIT A

Schedule I

Commitments

Name of Initial Lender / Issuing Bank	Revolving Credit Commitment	Letter of Credit Commitment
Citibank, N.A.	$26,428,571.43	$0.00
Bank of America, N.A.	$26,428,571.43	$15,000,000.00
PNC Bank, National Association	$26,428,571.43	$0.00
SunTrust Bank	$26,428,571.43	$0.00
U.S. Bank National Association	$26,428,571.43	$0.00
Wells Fargo Bank, National Association	$26,428,571.43	$0.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$18,571,428.57	$0.00
First Tennessee Bank	$5,714,285.71	$0.00
Capital One, N.A.	$5,000,000.00	$0.00
JPMorgan Chase Bank, N.A.	$5,000,000.00	$0.00
TD Bank, N.A.	$5,000,000.00	$0.00
Sumitomo Mitsui Banking Corporation	$2,142,857.14	$0.00
Total:	$200,000,000.00	$15,000,000.00

EXHIBIT B

Notice of Conversion

Citibank, N.A., as Agent

for the Lenders parties

to the Credit Agreement

referred to below

1615 Brett Road, Building #3

New Castle, Delaware 19720

August 22, 2016

Attention: Bank Loan Syndications Department

Re: Notice of Conversion

The undersigned, SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, refers to the Second Amended and Restated Credit Agreement, dated as of May 4, 2015 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders party thereto and Citibank, N.A., as Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.09 of the Credit Agreement and subject to the effectiveness of the First Amendment to the Credit Agreement, that the undersigned hereby requests a Conversion of the $400,633,562.50 (four hundred million six hundred thirty three thousand five hundred sixty two US Dollars and fifty cents) Eurocurrency Rate Advance borrowed under the Tranche B Incremental Facility into a Eurocurrency Rate Advance borrowed under the Tranche B Incremental Facility (such conversion, a "Proposed Conversion"):

(i) The Business Day of the Proposed Conversion is August 23, 2016.

(ii) The Dollar denominated Advance to be Converted is $400,633,562.50 (four hundred million six hundred thirty three thousand five hundred sixty two US Dollars and fifty cents).

(iii) The Interest Period for the Eurocurrency Rate Advance made as part of the Proposed Conversion is three (3) months ending on November 7, 2016.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Notice of Conversion to be duly executed and delivered as of the day and year first above written.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION,

By:	/s/ Maria M. Bishop
Name: Maria M. Bishop
Title: Interim Chief Financial Officer

Citibank, N.A., as Agent

for the Lenders parties

to the Credit Agreement

referred to below

1615 Brett Road, Building #3

New Castle, Delaware 19720

August 22, 2016

Attention: Bank Loan Syndications Department

Re: Notice of Conversion

Ladies and Gentlemen:

The undersigned, SCIENCE APPLICATIONS INTERNATIONAL CORPORATION, refers to the Second Amended and Restated Credit Agreement, dated as of May 4, 2015 (as amended or modified from time to time, the "Credit Agreement'', the terms defined therein being used herein as therein defined), among the undersigned, certain Lenders party thereto and Citibank, N.A., as Agent for said Lenders, and hereby gives you notice, pursuant to Section 2.09 of the Credit Agreement and subject to the effectiveness of the First Amendment to the Credit Agreement, that the undersigned hereby requests a Conversion of the $528,408,562.50 (five hundred twenty eight million four hundred eight thousand five hundred sixty two US Dollars and fifty cents) Eurocurrency Rate Advance borrowed under the Term Facility into a Eurocurrency Rate Advance borrowed under the Term Facility (such conversion, a "Proposed Conversion"):

(i) The Business Day of the Proposed Conversion is August 23, 2016.

(ii) The Dollar denominated Advance to be Converted is $528,408,562.50 (five hundred twenty eight million four hundred eight thousand five hundred sixty two US Dollars and fifty cents).

(iii) The Interest Period for the Eurocurrency Rate Advance made as part of the Proposed Conversion is one (1) month ending on August 31, 2016.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Notice of Conversion to be duly executed and delivered as of the day and year first above written.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION,

By:	/s/ Maria M. Bishop
Name: Maria M. Bishop
Title: Interim Chief Financial Officer